Putnam
Global
Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report that during the semiannual period ended April 30, 2003, Putnam Global Income Trust turned in strong positive results. While the fund outperformed its primary benchmark index, it slightly underperformed its Lipper category average. You will find the details on page 8. As you will see in the management report that follows, the fund's favorable outcome was helped by a change in investment policy instituted a year ago, as well as its currency strategies and country allocations, along with a small allocation to high-yield bonds.

In its discussion, the management team lays out in detail the strategies it employed in response to the current market environment and then discusses some of the individual issues and their contribution to results. Finally, the management team offers its views on prospects for the fund as it enters the second half of its fiscal year.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as the markets pass through this difficult period. We are convinced that those who ride out the current turbulence should eventually be rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

* During the semiannual period ended April 30, 2003, Putnam Global Income Trust's class A shares had total returns of 10.05% at net asset value (NAV) and 4.80% at maximum public offering price (POP).

* Due to its increased flexibility, the fund at NAV outperformed its primary benchmark, the Lehman Global Aggregate Bond Index, which returned 8.50% for the period.

* However, because of its broader diversification, the fund slightly underperformed the average return for the Lipper Global Income Funds category, which was 10.24% for the six-month period.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* The fund's allocation to higher-yielding investments resulted in a dividend increase in February 2003 to $0.039 for class A shares. Please see page 6 for details.

* PERFORMANCE COMMENTARY

Global bond markets surged during the first half of the fund's fiscal reporting period, benefiting from lackluster equity returns, geopolitical uncertainty, and a global economic environment of slow growth and generally low inflation. Putnam Global Income Trust continued to benefit from the change in investment policy that was approved a year ago. The new policy, discussed in previous reports, allows the fund to invest in a wider range of high-quality global bonds, including mortgage-backed securities (MBSs), and other government agency securities. The fund also benefited from its currency strategies and country allocations, and its high-yield corporate bond holdings, which have had exceptional performance over the past six months. The fund underperformed its Lipper category average primarily because of management's focus on remaining well diversified and not making any significant sector or currency bets.

Fund Profile

Putnam Global Income Trust pursues high income by investing in bonds issued by the U.S. government and foreign governments, U.S. or foreign corporations, and other high-quality sectors such as mortgage-backed and asset-backed securities. The fund may be suitable for investors seeking high current income and asset class diversification from a globally diversified portfolio of high-quality bonds.


* MARKET OVERVIEW

Despite three years of strong returns, global bond markets continued to produce solid results over the past six months. Investors remained weary of poor equity returns and nervous about fragile global economies, especially as the impact of SARS in Asia, and its effect on global trade, grew more pronounced. Furthermore, the U.S.-led war with Iraq cast a shadow of unpredictability over all global capital markets, and investors sought the relative safety of bonds, which historically have outperformed equities during periods of high uncertainty. By mid-April 2003, the war with Iraq proved shorter and more decisive than many had anticipated. Stock markets began to recover, but not at the expense of bonds, which benefited from renewed investor concerns over sluggish economic growth around the world.

In the U.S., bonds with higher yields than Treasuries strongly outperformed the latter. Historically low Treasury yields suggested that this high-quality sector had little room left for solid returns, and investors who wanted income and remained leery of the stock market sought alternative fixed-income investments. European markets benefited from sluggish growth in core economies such as the United Kingdom, Germany, and France, which have been hurt by structural problems, such as high unemployment, high government spending, and a reluctance of the European Central Bank to cut interest rates. Additionally, European countries, which have significant exports to Asia, were hurt by the SARS epidemic in that region.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/308/03

Bonds

Lehman Global Aggregate Bond Index (broad U.S. bond market)       8.50%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (U.S. investment-grade bonds)         4.31%
-----------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)              3.10%
-----------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(intl. govt. bonds)                                              11.77%
-----------------------------------------------------------------------
Equities

S&P 500 Index (broad stock market)                                4.48%
-----------------------------------------------------------------------
Citigroup Non-U.S. World Growth PMI Index
(international growth stocks)                                     2.17%
-----------------------------------------------------------------------
Citigroup Non-U.S. World Value PMI Index
(international value stocks)                                      2.73%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/03.


* STRATEGY OVERVIEW

During the past six months, we emphasized several geographic and market sectors that we believed offered particular opportunities. No single strategy or region caused the fund to perform well; rather the combination of several diversified sources of returns proved of greatest value to the portfolio's returns. Specialists on the management team focused on security selection and diversification within the mortgage-backed securities (MBSs), asset-backed securities (ABSs), commercial mortgage-backed securities (CMBSs), and other agency sectors.

We increased the fund's high-yield corporate and investment-grade corporate weightings early in October 2002, based on our belief that these sectors were attractively valued, especially in relation to overvalued, low-yielding Treasuries. After strong performance from investment-grade corporate bonds, we reduced the fund's weighting in this sector near the end of the period, while we retained the high-yield corporate weighting. Our currency strategy called for a continuation of underweighting the dollar and overweighting the euro and the Australian, Canadian, and New Zealand dollars.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED*

                                as of 10/31/02           as of 4/30/03

United States                       53.0%                    45.1%

Germany                             18.0%                    14.2%

United Kingdom                       3.4%                     8.6%

Ireland                              0.8%                     6.5%

Canada                              10.4%                     6.4%

Footnote reads:
*This chart shows how the fund's top country weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW FUND SECTOR ALLOCATIONS AFFECTED PERFORMANCE

This was an unusual period for the fund, in the sense that nearly every sector in the portfolio performed well, while there were no significant investments that detracted from performance. The fund's solid, above-average returns reflect a strategy of seeking performance from a diversified array of high-quality global fixed-income sectors and markets.

The fund's foreign government bond holdings included significant weightings in Germany, Canada, and the United Kingdom. These securities performed well because of lackluster economic growth in these countries, uncertainty over the war with Iraq, and reluctance from the European Central Bank to lower interest rates. These factors sent risk-averse investors in these countries to seek the relative safety of these high-quality investments.

The fund's MBS, ABS, CMBS, and other structured sectors ("structured" refers to bonds that are securitized from a stream of interest payments, such as mortgages or credit cards) all performed well because of the security selection and diversity of the fund's holdings. These sectors are highly complicated markets and security selection is a key factor. For example, some MBSs may be adversely affected by prepayments, which have risen significantly as homeowners have refinanced. The fund's management team attempts to avoid these types of securities and seeks ways to reduce prepayment risk through hedging and other techniques.

High-yield corporate bonds and investment-grade corporate bonds made a significant contribution because both of these sectors had such strong returns during the period. Corporate investment-grade bonds were added early in the period and then reduced before the period's end. This sector had its strongest performance ever, relative to Treasuries, during the six-month period. High-yield bonds also performed well, and we have not reduced this weighting because we believe these securities still offer value. These two sectors have benefited from a number of factors. Among the most important has been the decline in default rates. Although still high by historical standards, corporate defaults have declined nearly 40% since hitting a peak of 10.81% in January 2002 -- to a level of 6.94% in March 2003 (according to Moody's). In addition to lower default rates, companies have been reducing debt and improving their balance sheets, which has helped boost credit quality for corporate debt issuers.

The fund's currency strategy, which emphasized the euro, and the Australian, New Zealand, and Canadian dollars, also made a significant contribution to performance as these currencies gained in relation to the U.S. dollar. High projected budget deficits in the United States, combined with a volatile stock market, weak corporate profits, a surging trade deficit, and continued threats of terrorist attacks have all made foreign investors more hesitant about investing in the United States. In addition, commodity-exporting countries such as Australia (copper, wool) and Canada (oil, various minerals) have benefited from a global rise in commodity prices, which has helped boost the currencies of these nations.

Please note that all sectors discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS AS OF 4/30/03]

SECTOR WEIGHTINGS AS OF 4/30/03*

Government bonds            26.1%

Investment-grade
bonds                       26.1%

Asset-backed
securities                  17.6%

Mortgage-backed
securities                  17.3%

Cash and
other securities             7.2%

Corporate
high-yield bonds             5.7%

Footnote reads:
*Weightings are shown as a percentage of market value. Holdings will vary over time.


OF SPECIAL INTEREST

* As a result of the change in the fund's benchmark a year ago, the fund has increased its investments in higher-yielding global fixed-income securities. These investments enabled the fund to increase its dividend by 8.33% in February 2003 for class A shares, from $0.036 per share to $0.039 per share. The dividend for other share classes increased as well.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. The members of this team are Kevin Cronin (Portfolio Leader), D. William Kohli
(Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, James Prusko, Michael Salm, John Van Tassel, and David Waldman.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In our opinion, the remainder of 2003 has the potential to be favorable for global fixed-income securities. The completion of the war with Iraq has reduced the level of geopolitical uncertainty that had been preoccupying investors, who are now focusing on the economy and are seeking higher yields from their fixed-income investments. We believe that economic growth in the United States will be slow to moderate for the rest of 2003 but will not have a "double dip" back into recession. This should be a positive economic environment for bond sectors with higher yields than Treasuries, such as MBSs, government agency bonds and other structured securities, and high-yield corporate bonds.

In Europe, the major economies such as Germany and France continue to be hampered by long-term structural problems, and there is a possibility for economic contraction over the next several years. As a result, we believe that European government bonds will remain attractive to investors.

In an environment of slow to moderate growth, with potential volatility, it is paramount that a global fixed-income portfolio be well diversified across a range of holdings, sectors, and geographic regions. We believe this fund is properly diversified among global fixed-income sectors and is well positioned for the coming months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 9 and 10 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 4/30/03

                       Class A               Class B               Class C                Class M
(inception dates)     (6/1/87)              (2/1/94)              (7/26/99)              (3/17/95)
                     NAV    POP            NAV   CDSC            NAV    CDSC            NAV     POP
------------------------------------------------------------------------------------------------------
6 months            10.05%  4.80%          9.68%  4.68%          9.69%   8.69%          9.87%   6.31%
------------------------------------------------------------------------------------------------------
1 year              18.42  12.77          17.53  12.53          17.53   16.53          18.04   14.21
------------------------------------------------------------------------------------------------------
5 years             22.40  16.57          18.00  16.13          18.02   18.02          21.10   17.17
Annual average       4.13   3.11           3.36   3.04           3.37    3.37           3.90    3.22
------------------------------------------------------------------------------------------------------
10 years            49.87  42.79          39.21  39.21          39.07   39.07          46.02   41.28
Annual average       4.13   3.63           3.36   3.36           3.35    3.35           3.86    3.52
------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       7.61   7.28           6.77   6.77           6.81    6.81           7.29    7.07
------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                                                Lipper Global
                                         Lehman Global          Income Funds
                                      Aggregate Bond Index    category average*
-------------------------------------------------------------------------------
6 months                                    8.50%                  10.24%
-------------------------------------------------------------------------------
1 year                                     18.69                   15.17
-------------------------------------------------------------------------------
5 years                                    33.61                   27.08
Annual average                              5.97                    4.79
-------------------------------------------------------------------------------
10 years                                   87.51                   83.22
Annual average                              6.49                    6.06
-------------------------------------------------------------------------------
Annual average
(life of fund)                                --**                  5.74
-------------------------------------------------------------------------------

 *Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/03, there were 94, 87, 64, and 26 funds, respectively, in this Lipper category.

**The benchmark was not in existence at the time of the fund's inception. The
  Lehman Global Aggregate Bond Index commenced 12/31/89.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/03

                              Class A       Class B       Class C       Class M
-----------------------------------------------------------------------------------
Distributions (number)           6             6             6             6
-----------------------------------------------------------------------------------
Income                        $0.225        $0.182        $0.184        $0.210
-----------------------------------------------------------------------------------
Capital gains                    --            --            --            --
-----------------------------------------------------------------------------------
  Total                       $0.225        $0.182        $0.184        $0.210
-----------------------------------------------------------------------------------
Share value:               NAV      POP       NAV           NAV      NAV      POP
-----------------------------------------------------------------------------------
10/31/02                 $11.39   $11.96    $11.36        $11.37    $11.33  $11.71
-----------------------------------------------------------------------------------
4/30/03                   12.30    12.91     12.27         12.28     12.23   12.64
-----------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------
Current
dividend
rate 1                     3.80%    3.63%     3.13%         3.03%     3.63%   3.51%
-----------------------------------------------------------------------------------
Current 30-day
SEC yield 2                2.89     2.76      2.16          2.16      2.65    2.56
-----------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                         Class A         Class B         Class C           Class M
(inception dates)       (6/1/87)        (2/1/94)        (7/26/99)         (3/17/95)
                       NAV    POP      NAV   CDSC      NAV     CDSC      NAV     POP
-------------------------------------------------------------------------------------
6 months              7.96%  2.84%    7.59%  2.59%    7.51%    6.51%    7.87%   4.38%
-------------------------------------------------------------------------------------
1 year               19.79  14.15    18.90  13.90    18.80    17.80    19.41   15.55
-------------------------------------------------------------------------------------
5 years              22.27  16.47    17.76  15.91    17.76    17.76    20.88   16.92
Annual average        4.10   3.10     3.32   3.00     3.32     3.32     3.86    3.18
-------------------------------------------------------------------------------------
10 years             50.49  43.37    39.64  39.64    39.60    39.60    46.53   41.79
Annual average        4.17   3.67     3.40   3.40     3.39     3.39     3.89    3.55
-------------------------------------------------------------------------------------
Annual average
(life of fund)        7.53   7.21     6.69   6.69     6.73     6.73     7.21    6.99
-------------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Global Aggregate Bond Index is an unmanaged index of government and corporate bonds from around the world.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Standard & Poor's (S&P) 500 Index is an unmanaged index of common stock performance.

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Growth PMI Index is an unmanaged index of those stocks in the Citigroup Non-U.S. World Index chosen for their growth orientation.

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Value PMI Index is an unmanaged index of those stocks in the Citigroup Non-U.S. World Index chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2003 (Unaudited)

FOREIGN GOVERNMENT BONDS AND NOTES  (34.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
CHF       2,900,000 Austria (Republic of) notes Ser. EMTN, 3 3/8s, 2012                                  $2,257,504
NZD       3,705,000 Canada (Government of) bonds 6 5/8s, 2007                                             2,145,386
CAD       2,160,000 Canada (Government of) bonds 6s, 2011                                                 1,622,447
CAD      10,360,000 Canada Housing Trust govt. guaranty 5.1s, 2007 (Canada)                               7,445,406
DKK       9,640,000 Denmark (Kingdom of) bonds 6s, 2009                                                   1,628,044
USD       1,000,000 Export Development Canada government bonds 4s, 2007 (Canada)                          1,045,500
EUR       1,164,250 Germany (Federal Republic of) bonds Ser. 00, 5 1/2s, 2031                             1,426,379
EUR       1,290,000 Germany (Federal Republic of) bonds Ser. 94, 6 1/4s, 2024                             1,715,024
EUR      18,610,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                22,914,219
CHF       1,900,000 Italy (Republic of) unsub. notes Ser. 11, Tranche 1, 3 1/8s, 2010                     1,458,736
NZD       3,620,000 New Zealand (Government of) bonds 6 1/2s, 2013                                        2,116,410
NZD       8,160,000 New Zealand (Government of) bonds 6s, 2011                                            4,615,547
NZD       4,610,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  2,753,210
USD         500,000 Quebec (Province of) notes 5s, 2009 (Canada)                                            538,044
EUR         970,000 Spain (Kingdom of) bonds 5 3/4s, 2032                                                 1,223,028
SEK      30,640,000 Sweden (Government of) bonds 5 1/2s, 2012                                             3,971,595
GBP       8,385,000 United Kingdom treasury bonds 7 1/2s, 2006                                           15,049,219
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $66,412,079)                         $73,925,698

CORPORATE BONDS AND NOTES  (29.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------
USD         185,000 Abitibi-Consolidated, Inc. company guaranty 6.95s, 2006 (Canada)                       $192,022
USD         240,000 Alcoa, Inc. notes 6 1/2s, 2011                                                          272,875
USD          95,000 Avery Dennison Corp. notes 4 7/8s, 2013                                                  96,944
USD         220,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                                               232,843
EUR         145,000 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10 1/8s, 2009                     156,937
EUR          45,000 Ineos Acrylics Finance PLC company guaranty 10 1/4s,
                    2010 (United Kingdom)                                                                    51,466
EUR          75,000 Ineos Group Holdings PLC sr. notes 10 1/2s, 2010 (United Kingdom)                        92,179
EUR         210,000 Kappa Beheer BV company guaranty 10 5/8s, 2009 (Netherlands)                            250,720
NLG         120,000 Koninklijke Hoogovens NV unsub. notes 6 3/4s, 2004 (Netherlands)                         57,721
EUR         345,000 Koninklijke Hoogovens NV unsub. notes 6 3/4s, 2004 (Netherlands)                        165,949
EUR         125,000 Kronos International, Inc. bonds 8 7/8s, 2009 (Denmark)                                 143,659
EUR         150,000 MDP Acquisitions PLC sr. notes Ser. REGS, 10 1/8s, 2012 (Ireland)                       180,760
EUR         100,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                          123,686
USD          90,000 Monsanto Co. sr. notes 7 3/8s, 2012                                                     103,466
EUR         115,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s, 2005 (France)                                       121,901
                                                                                                      -------------
                                                                                                          2,243,128

Capital Goods (1.4%)
-------------------------------------------------------------------------------------------------------------------
EUR          75,000 ABB International Finance NV unsecd. notes Ser. EMTN,
                    5 1/4s, 2004 (Netherland Antilles)                                                       78,413
ITL     115,000,000 ABB International Finance, Ltd. unsub. notes Ser. 0028,
                    8 1/8s, 2004 (Switzerland)                                                               63,619
EUR      50,000,000 ABB International Finance, Ltd. unsub. notes Ser. 0028, 8 1/8s,
                    2004 (Switzerland)                                                                       27,661
USD         100,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    8 1/2s, 2008                                                                            107,250
USD          35,000 Boeing Co. (The) bonds 6 1/8s, 2033                                                      34,595
GBP         115,000 Bombardier, Inc. bonds 6 1/4s, 2006 (Canada)                                            164,495
EUR          70,000 Britax Group PLC sr. notes 11 1/4s, 2011 (United Kingdom)                                53,112
EUR          70,000 BSN Financing Co. SA company guaranty Ser. EUR, 10 1/4s,
                    2009 (Luxembourg)                                                                        79,668
USD          50,000 CenterPoint Energy Resources Corp. debs. 8.9s, 2006                                      56,278
EUR         150,000 Crown European Holdings SA sec. sr. notes 10 1/4s, 2011 (France)                        174,902
EUR         100,000 Eco-Bat Finance, Ltd. eurobonds 10 1/8s, 2013 (United Kingdom)                          116,043
EUR         100,000 Fimep SA notes 11s, 2013 (France)                                                       121,064
DEM         100,000 Impress Metal Packaging Holding NV sr. sub. notes 9 7/8s,
                    2007 (Netherlands)                                                                       57,050
EUR         120,000 Invensys, PLC sr. unsub. notes 5 1/2s, 2005 (United Kingdom)                            116,824
USD          60,000 John Deere Capital Corp. notes 3.9s, 2008                                                61,215
USD         285,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                382,352
GBP         125,000 Luxfer Holdings PLC sr. notes Ser. RG, 10 1/8s, 2009 (United Kingdom)                   147,734
EUR          25,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                 27,895
USD         370,000 Northrop Grumman Corp. company guaranty 7 1/8s, 2011                                    433,299
USD          50,000 Parker-Hannifin Corp. notes 4 7/8s, 2013                                                 50,613
USD          75,000 Raytheon Co. bonds 5 3/8s, 2013                                                          77,002
USD         165,000 Raytheon Co. notes 8.2s, 2006                                                           189,441
USD          55,000 Timken Co. notes 5 3/4s, 2010                                                            56,053
USD         185,000 Waste Management, Inc. company guaranty 6 3/8s, 2012                                    205,526
                                                                                                      -------------
                                                                                                          2,882,104

Communication Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
USD         100,000 Ameritech Capital Funding company guaranty 6 1/4s, 2009                                 110,062
USD          95,000 AT&T Corp. sr. notes FRN 8s, 2031                                                       105,772
USD         125,000 AT&T Corp. sr. notes FRN 7.3s, 2011                                                     137,153
USD          60,000 AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031                                      74,714
USD         115,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                     132,492
USD          90,000 Bellsouth Capital Funding notes 7 3/4s, 2010                                            109,491
USD         245,000 British Telecommunications PLC bonds 8 7/8s, 2030 (United Kingdom)                      325,927
USD         180,000 Cingular Wireless, LLC sr. notes 5 5/8s, 2006                                           196,196
USD         255,000 Citizens Communications Co. notes 9 1/4s, 2011                                          322,301
USD          85,000 Citizens Communications Co. sr. notes 6 3/8s, 2004                                       89,002
GBP          45,000 Colt Telecommunications Group PLC sr. notes 10 1/8s,
                    2007 (United Kingdom)                                                                    59,693
USD          60,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                  58,950
USD         400,000 Deutsche Telekom International Finance BV bonds 8s,
                    2010 (Netherlands)                                                                      482,140
USD         130,000 Energis PLC sr. notes 9 3/4s, 2009 (United Kingdom) (In default) (NON)                      650
USD         100,000 France Telecom notes 10s, 2031 (France)                                                 133,012
USD         160,000 France Telecom notes 7 3/4s, 2011 (France)                                              195,673
USD          40,000 Koninklijke (Royal) KPN NV sr. unsub. notes 8s, 2010 (Netherlands)                       47,957
EUR         150,000 PTC International Finance II SA company guaranty 10 7/8s,
                    2008 (Luxembourg)                                                                       185,697
USD         140,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                      129,500
USD          60,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                       61,200
USD         150,000 Telefonica Europe BV company guaranty 7 3/4s, 2010 (Netherlands)                        180,478
USD         170,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                                 188,700
USD         535,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                         625,585
USD          45,000 Verizon Wireless, Inc. notes 5 3/8s, 2006                                                48,597
USD          95,000 Vodafone Group PLC bonds 6 1/4s, 2032 (United Kingdom)                                  101,289
USD         160,000 Vodafone Group PLC notes 7 3/4s, 2010 (United Kingdom)                                  193,313
USD         135,000 Voicestream Wireless Corp./Voicestream Wireless Capital Corp.
                    sr. disc. notes stepped-coupon zero % (11 7/8s, 11/15/04), 2009 (STP)                   128,250
                                                                                                      -------------
                                                                                                          4,423,794

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
USD          90,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                        90,000

Consumer Cyclicals  (1.7%)
-------------------------------------------------------------------------------------------------------------------
GBP          75,000 American Standard, Inc. company guaranty Ser. L, 8 1/4s, 2009                           127,476
EUR         125,000 CB Bus AB sr. sub. notes 11s, 2010 (Sweden)                                             111,580
USD         210,000 Cendant Corp. notes 6 1/4s, 2010                                                        222,435
USD          95,000 Cendant Corp. sr. notes 7 3/8s, 2013                                                    105,346
USD         170,000 DaimlerChrysler NA Holding Corp. company guaranty 7.2s, 2009                            192,842
USD         105,000 DaimlerChrysler NA Holding Corp. company guaranty Ser. D,
                    3.4s, 2004                                                                              106,898
EUR          90,000 Dana Corp. sr. notes 9s, 2011                                                           103,435
USD         125,000 Deluxe Corp. notes 5s, 2012                                                             128,127
DEM           6,892 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                            79
USD         165,000 Federated Department Stores sr. notes 8 1/2s, 2010                                      198,102
USD         180,000 Ford Motor Co. notes 7.45s, 2031                                                        160,206
USD         360,000 Ford Motor Credit Corp. notes 7 7/8s, 2010                                              372,766
EUR          35,000 Goodyear Tire & Rubber sr. unsub. notes 6 3/8s, 2005                                     33,390
EUR         170,000 Grohe Holding sr. notes 11 1/2s, 2010 (Germany)                                         210,646
GBP         100,000 Independent News Finance PLC company guaranty 9 1/4s,
                    2005 (United Kingdom)                                                                   156,783
EUR         100,000 Kaufman & Broad SA Ser. REGS, 8 3/4s, 2009 (France)                                     117,159
EUR         130,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       156,658
USD          80,000 Lennar Corp. notes 5.95s, 2013                                                           84,853
USD         115,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                          96,600
USD          90,000 Masco Corp. notes 6 3/4s, 2006                                                           99,961
USD         205,000 Pulte Homes, Inc. company guaranty 7 7/8s, 2011                                         239,360
USD          40,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                     41,571
GBP         100,000 Woolworths Group PLC sr. notes Ser. REGS, 8 3/4s,
                    2006 (United Kingdom)                                                                   164,055
GBP         140,000 Yell Finance B.V. sr. notes Ser. GBP, 10 3/4s, 2011 (Netherlands)                       249,032
USD         120,000 Yell Finance B.V. sr. disc. notes stepped-coupon zero %
                    (13 1/2s, 8/1/06), 2011 (Netherlands) (STP)                                              95,700
                                                                                                      -------------
                                                                                                          3,575,060

Consumer Staples (2.5%)
-------------------------------------------------------------------------------------------------------------------
EUR          80,000 Ahold Finance USA, Inc. company guaranty Ser. EMTN, 6 3/8s, 2005                         74,982
USD          75,000 AOL Time Warner, Inc. notes 6 3/4s, 2011                                                 81,427
USD         195,000 AOL Time Warner, Inc. notes 5 5/8s, 2005                                                205,386
USD         145,000 AT&T Corp. - Liberty Media Group debs. 8 1/4s, 2030                                     165,245
GBP          50,000 Big Food Group PLC sr. notes Ser. REGS, 9 3/4s,
                    2012 (United Kingdom)                                                                    71,919
EUR         130,000 Brake Bros. Finance, PLC sr. notes Ser. REGS, 11 1/2s,
                    2011 (United Kingdom)                                                                   151,581
GBP          40,000 Canandaigua Brand sr. notes Ser. CEUR, 8 1/2s, 2009                                      66,165
USD         150,000 Clear Channel Communications, Inc. sr. notes 5 3/4s, 2013                               156,982
USD         340,000 Comcast Corp. company guaranty 5.85s, 2010                                              361,188
USD         110,000 ConAgra, Inc. notes 7 7/8s, 2010                                                        133,521
USD         195,000 ConAgra, Inc. notes 6s, 2006                                                            213,248
USD         280,000 Cox Enterprises, Inc. 144A notes 8s, 2007                                               318,845
USD          79,355 CVS Corp. 144A pass-through certificates 6.117s, 2013                                    86,060
USD         105,000 Diageo PLC notes 3 1/2s, 2007 (United Kingdom)                                          106,177
USD         120,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                               134,400
GBP          95,000 EMI Group PLC company guaranty FRN 8 1/4s, 2008 (United Kingdom)                        143,934
USD          65,000 Fred Meyer Inc. Holding Co. company guaranty 7.45s, 2008                                 74,374
USD         105,000 Johnson (SC) & Son, Inc. 144A bonds 5 3/4s, 2033                                        103,808
EUR         100,000 Kamps AG sr. notes Ser. REGS, 8 1/2s, 2009 (Germany)                                    118,442
USD          85,000 Kroger Co. company guaranty 6.8s, 2011                                                   94,599
USD          55,000 Liberty Media Corp. debs. 8 1/2s, 2029                                                   64,253
USD         250,000 News America Holdings, Inc. company guaranty 9 1/4s, 2013                               319,304
USD         130,000 News America Holdings, Inc. company guaranty 7 3/8s, 2008                               148,276
USD         100,000 News America, Inc. 144A bonds 6.55s, 2033                                               101,571
USD          40,000 News America, Inc. 144A notes 4 3/4s, 2010                                               38,434
USD          75,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                     82,500
EUR         105,000 ProSiebenSat.1 Media AG sr. notes Ser. REGS, 11 1/4s, 2009 (Germany)                    120,674
GBP         200,000 RHM Finance, Ltd. bonds stepped-coupon Ser. B1, 11 1/2s
                    (17 1/4s, 2/28/11), 2011 (Cayman Islands) (STP)                                         274,890
USD         120,000 Safeway, Inc. notes 7 1/2s, 2009                                                        138,855
EUR         270,000 Sola International, Inc. sr. notes Ser. EUR, 11s, 2008                                  322,355
USD         145,000 Time Warner, Inc. notes 8.18s, 2007                                                     165,127
USD         160,000 TM Group Holdings sr. notes 11s, 2008 (United Kingdom)                                  169,600
USD         155,000 Tyson Foods, Inc. notes 8 1/4s, 2011                                                    179,793
USD          55,000 Tyson Foods, Inc. notes 7 1/4s, 2006                                                     59,754
USD          70,000 Unilever Capital Corp. bonds 5.9s, 2032                                                  73,748
EUR         120,000 United Biscuits Finance company guaranty 10 5/8s,
                    2011 (United Kingdom)                                                                   151,302
EUR          90,000 Vivendi Universal, SA sr. notes Ser. REGS, 9 1/2s, 2010 (France)                        112,473
                                                                                                      -------------
                                                                                                          5,385,192

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
USD         390,000 Amerada Hess Corp. notes 7 1/8s, 2033                                                   428,516
USD          60,000 Bluewater Finance, Ltd. 144A sr. notes 10 1/4s, 2012                                     61,800
EUR         125,000 Preem Holdings AB sec. notes 10 5/8s, 2011 (Sweden)                                     136,686
USD         170,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                         193,096
                                                                                                      -------------
                                                                                                            820,098

Financial (15.4%)
-------------------------------------------------------------------------------------------------------------------
USD          90,000 Allfirst Financial Inc. sub. notes 7.2s, 2007                                           102,328
USD         100,000 Allstate Corp. debs. 6 3/4s, 2018                                                       113,012
USD          80,000 American Express Co. notes 5 1/2s, 2006                                                  87,097
USD         740,000 ASIF Global Financing 144A notes 3.85s, 2007                                            757,454
EUR       4,500,000 Bank Nederlandse Gemeenten notes 4 5/8s, 2012 (Netherlands)                           5,176,754
USD          85,000 Bank of New York Co., Inc. (The) sr. sub. notes FRN 3.4s, 2013                           83,963
EUR       1,500,000 Bayerische Landesbank bonds Ser. 5, 5 1/4s, 2009 (Germany)                            1,821,822
USD          35,000 Bear Stearns Cos., Inc. (The) notes 3s, 2006                                             35,620
USD         225,000 Boston Properties, Inc. 144A notes 6 1/4s, 2013 (R)                                     237,113
USD          95,000 CIT Group, Inc. sr. notes 5 1/2s, 2007                                                  100,414
USD         270,000 CIT Group, Inc. sr. notes Ser. MTN, 6 7/8s, 2009                                        294,935
USD         150,000 Citigroup, Inc. debs. 6 5/8s, 2028                                                      169,113
USD         630,000 Citigroup, Inc. sub. notes 7 1/4s, 2010                                                 746,858
USD         170,000 Countrywide Home Loans, Inc. company guaranty Ser. J, 5 1/4s, 2004                      176,663
EUR      12,300,000 Depfa ACS Bank sr. sec. public loan notes 3 1/4s, 2008 (Ireland)                     13,669,443
USD         250,000 EOP Operating LP sr. notes 6 3/4s, 2008                                                 280,193
USD         120,000 Executive Risk Capital Trust company guaranty Class B, 8.675s, 2027                     137,267
USD         325,000 First Chicago NBD Corp. sub. notes 6 3/8s, 2009                                         374,513
USD          50,000 General Electric Capital Corp. notes Ser. A, 6 3/4s, 2032                                57,859
USD         410,000 General Electric Capital Corp. notes Ser. A, 4 5/8s, 2009                               429,657
USD         335,000 General Electric Capital Corp. notes Ser. A, 3.667s, 2006                               341,291
USD         250,000 Goldman Sachs Group, Inc. (The) notes 6 1/8s, 2033                                      255,694
USD         250,000 Goldman Sachs Group, Inc. (The) notes 5 1/2s, 2014                                      260,776
USD         125,000 Goldman Sachs Group, Inc. (The) notes 4 1/8s, 2008                                      128,961
USD         100,000 Hospitality Properties Trust notes 6 3/4s, 2013                                         103,850
USD         125,000 Household Finance Corp. notes 6 3/8s, 2012                                              138,000
USD         120,000 HRPT Properties Trust notes 6 1/2s, 2013 (R)                                            127,475
USD          80,000 HSBC Capital Funding LP 144A bank guaranty FRN 9.547s, 2049                             103,248
USD         300,000 HSBC Holdings PLC sub. notes Ser. (a), 5 1/4s, 2012 (United Kingdom)                    313,724
USD         175,000 John Hancock Financial Svcs. Inc. sr. notes 5 5/8s, 2008                                187,915
USD       2,959,600 JP Morgan HYDI 144A notes 8 3/4s, 2007                                                3,196,368
USD         270,000 JPMorgan Chase & Co. sr. notes 3 5/8s, 2008                                             271,037
USD         255,000 JPMorgan Chase & Co. sub. notes 5 3/4s, 2013                                            270,942
USD         475,000 Lehman Brothers Holdings, Inc. notes 4s, 2008                                           485,161
USD         310,000 Mack-Cali Realty LP notes 7 3/4s, 2011 (R)                                              360,590
USD         150,000 Merrill Lynch & Co., Inc. notes Ser. B, 7.08s, 2005                                     165,931
USD          90,000 Metlife, Inc. debs. 3.911s, 2005                                                         93,275
USD         115,000 Morgan Stanley Tracers notes 4 1/4s, 2010                                               114,371
USD         515,000 NationsBank Corp. sub. notes 6 1/2s, 2006                                               569,717
USD          35,000 Nationwide Financial Services, Inc. notes 5 5/8s, 2015                                   35,586
USD          60,000 Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031                                  68,961
USD         115,000 Principal Life Global Funding I 144A sec. notes 5 1/4s, 2013                            117,533
USD         150,000 Prudential Funding, LLC 144A notes Ser. MTN, 6.6s, 2008                                 169,585
USD          50,000 Sovereign Bank sub. notes 5 1/8s, 2013                                                   49,875
USD          85,000 State Street Capital Trust II FRN 1.869s, 2008                                           84,979
USD          40,000 Travelers Property Casualty Corp. 144A notes 3 3/4s, 2008                                40,196
                                                                                                      -------------
                                                                                                         32,907,119

Government (2.0%)
-------------------------------------------------------------------------------------------------------------------
CHF         700,000 European Investment Bank supranational bank bonds 3 1/2s,
                    2014 (Supra-Nation)                                                                     542,075
EUR       1,500,000 Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
                    2010 (Germany)                                                                        1,877,891
CHF       2,375,000 Oesterreichische Postsparkasse AG foreign government guaranty
                    Ser. EMTN, 3 1/4s, 2011 (Austria)                                                     1,845,315
                                                                                                      -------------
                                                                                                          4,265,281

Health Care (0.7%)
-------------------------------------------------------------------------------------------------------------------
USD          15,000 American Home Products Corp. FRN 6.7s, 2011                                              17,223
USD         190,000 American Home Products Corp. notes 7.9s, 2005                                           209,432
USD          50,000 Baxter International, Inc. 144A notes 4 5/8s, 2015                                       49,198
USD          75,000 Bayer Corp. 144A FRB 6.2s, 2008                                                          79,528
EUR          90,000 Fresenius Finance BV company guaranty, 7 3/4s, 2009 (Netherlands)                       104,439
EUR         160,000 Fresenius Medical company guaranty Ser. EUR, 7 3/8s, 2011                               176,743
USD          70,000 HCA, Inc. notes 6 1/4s, 2013                                                             72,264
USD         100,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        112,547
EUR         160,000 NYCO Holdings sr. notes 11 1/2s, 2013 (Denmark)                                         181,206
DEM         560,000 Sirona Dental Systems sr. unsub. notes Ser. REGS, 9 1/8s,
                    2008 (Luxembourg)                                                                       325,869
USD         100,000 Tenet Healthcare Corp. notes 7 3/8s, 2013                                                98,750
                                                                                                      -------------
                                                                                                          1,427,199

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
USD          60,000 Fiserv, Inc. 144A notes 4s, 2008                                                         60,886
USD          60,000 Hewlett-Packard Co. notes 3 5/8s, 2008                                                   60,042
USD         170,000 IBM Canada Credit 144A company guaranty 3 3/4s, 2007 (Canada)                           171,595
EUR         170,000 Xerox Capital Europe PLC company guaranty Ser. EMTN,
                    5 1/4s, 2004 (United Kingdom)                                                           186,177
                                                                                                      -------------
                                                                                                            478,700

Transportation (0.6%)
-------------------------------------------------------------------------------------------------------------------
EUR         140,000 CHC Helicopter Corp. company guaranty 11 3/4s, 2007 (Canada)                            172,692
USD         250,000 CSX Corp. notes 6 1/4s, 2008                                                            279,339
USD         205,000 CSX Corp. notes 4 7/8s, 2009                                                            211,135
EUR         200,000 Fixed-Link Finance BV sec. notes FRN Ser. B2-X, 7.85s,
                    2009 (Netherlands)                                                                      201,179
USD          85,000 Norfolk Southern Corp. sr. notes 7 1/4s, 2031                                            99,425
USD          75,000 Stena AB sr. notes 9 5/8s, 2012 (Sweden)                                                 82,500
USD         295,000 Union Pacific Corp. notes 6 5/8s, 2008                                                  332,618
                                                                                                      -------------
                                                                                                          1,378,888

Utilities & Power (1.6%)
-------------------------------------------------------------------------------------------------------------------
USD          40,000 AEP Texas Central Co. 144A notes 5 1/2s, 2013                                            41,686
USD         155,000 Alabama Power Co. sr. notes Ser. S, 5 7/8s, 2022                                        163,248
USD          20,000 American Electric Power Co., Inc. notes Ser. A, 6 1/8s, 2006                             21,600
GBP         125,000 Avon Energy Partners Holding FRB 7 1/8s, 2006 (United Kingdom)                          173,804
USD         345,000 Constellation Energy Group, Inc. sr. notes 6 1/8s, 2009                                 381,123
USD          20,000 DTE Energy Co. sr. notes 6 3/8s, 2033                                                    20,611
USD          70,000 Duke Energy Field Services, LLC notes 8 1/8s, 2030                                       85,742
USD          10,000 Duke Energy Field Services, LLC notes 7 7/8s, 2010                                       11,684
USD          90,000 Duke Energy Field Services, LLC notes 5 3/4s, 2006                                       94,927
USD         175,000 Exelon Corp. sr. notes 6 3/4s, 2011                                                     197,323
USD          70,000 Exelon Generation Co., LLC sr. notes 6.95s, 2011                                         78,470
USD          65,000 Florida Power Corp. 1st mtge. 4.8s, 2013                                                 66,116
USD         120,000 Georgia Power Co. sr. notes Ser. G, 6.2s, 2006                                          132,131
USD          80,000 KeySpan Corp. notes 7 5/8s, 2010                                                         96,619
USD          40,000 National Fuel Gas Co. notes 5 1/4s, 2013                                                 40,429
USD         265,000 National Rural Utilities Cooperative Finance Corp. notes 6s, 2006                       290,967
USD          50,000 National Rural Utilities Cooperative Finance Corp. notes 3 7/8s, 2008                    50,883
USD          35,000 National Rural Utilities Cooperative Finance Corp. notes 3s, 2006                        35,510
USD         185,000 Nisource Finance Corp. company guaranty 7 1/2s, 2003                                    190,763
USD          85,000 Northern States Power Co. mtge. Ser. B, 8s, 2012                                        105,152
USD         215,000 Oncor Electric Delivery Co. sec. notes 6 3/8s, 2012                                     240,486
USD         100,000 PP&L Capital Funding, Inc. company guaranty Ser. D, 8 3/8s, 2007                        116,352
USD          50,000 Progress Energy, Inc. sr. notes 6 3/4s, 2006                                             55,152
USD          95,000 PSEG Power, LLC company guaranty 6.95s, 2012                                            108,389
USD         170,000 Public Service Electric & Gas Co. 1st mtge. FRN 6 3/8s, 2008                            189,985
USD         150,000 Public Services Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009                          169,052
USD         130,000 Sempra Energy notes 7.95s, 2010                                                         154,660
USD         100,000 Virginia Electric & Power Co. sr. notes 4 3/4s, 2013                                    101,298
USD         144,746 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      101,322
                                                                                                      -------------
                                                                                                          3,515,484
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $60,249,816)                                  $63,392,047
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (12.0%)
-------------------------------------------------------------------------------------------------------------------
         $6,000,000 Federal Home Loan Mortgage Corporation TBA, 4 1/2s, May 1, 2018                      $6,075,000
             23,608 Federal National Mortgage Association Pass-Through Certificates 6s,
                    September 1, 2032                                                                        24,601
                    Federal National Mortgage Association TBA
            434,685 6 1/2s, May 1, 2032                                                                     454,110
          6,000,000 4 1/2s, May 1, 2018                                                                   6,071,250
                    Government National Mortgage Association Pass-Through Certificates
          4,189,188 6 1/2s, with due dates from March 15, 2029 to August 15, 2032                         4,406,618
            168,248 6s, with due dates from April 15, 2026 to March 15, 2028                                176,651
          7,931,000 Government National Mortgage Association TBA, 6s, May 1, 2033                         8,290,369
                                                                                                      -------------
                                                                                                         25,498,599

U.S. Treasury Obligations (1.7%)
-------------------------------------------------------------------------------------------------------------------
         11,170,000 U.S. Treasury Strip zero %, November 15, 2024                                         3,635,444
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $28,868,757)                     $29,134,043

COLLATERALIZED MORTGAGE OBLIGATIONS (11.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $129,545 Arc Net Interest Margin Trust Ser. 02-5A, Class A, 7 3/4s, 2032                        $128,711
                    Asset Securitization Corp.
            318,300 Ser. 97-MD7, Class A1B, 7.41s, 2030                                                     357,021
          1,479,214 Ser. 95-MD4, Class A1, 7.1s, 2029                                                     1,625,621
            375,000 Ser. 96-MD6, Class A1C, 7.04s, 2029                                                     415,898
            223,120 Banc of America Commercial Mortgage, Inc. Ser. 00-2, Class A1,
                    7.02s, 2032                                                                             248,399
          1,518,800 Bear Stearns Commercial Mortgage Securitization Corp. Ser. 02-TOP8,
                    Class X2, Interest Only (IO), 2.337s, 2038                                              176,341
            717,608 Chase Manhattan Bank-First Union National Ser. 99-1, Class A1,
                    7.134s, 2031                                                                            792,819
            340,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1, Class A3,
                    6.57s, 2007                                                                             374,903
           $545,000 CS First Boston Mortgage Securities Corp. Ser. 98-C1, Class A1B,
                    6.48s, 2008                                                                             615,156
          8,047,000 CS First Boston Mortgage Securities Corp. 144A Ser. 01-CK1,
                    Class ACP, IO, 1.03s, 2035                                                              362,115
            352,954 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A, 6.93s, 2009                      390,408
                    Fannie Mae
          1,226,794 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                    1,351,716
            590,900 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                     651,070
            563,881 Ser. 02-T4, Class A3, 7 1/2s, 2041                                                      621,300
            222,479 Ser. 02-T6, Class A2, 7 1/2s, 2041                                                      245,134
            411,885 Ser. 01-T12, Class A2, 7 1/2s, 2041                                                     453,826
            674,845 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                      743,563
             72,563 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                       79,952
            500,254 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      551,194
             36,422 Ser. 02-W3, Class A5, 7 1/2s, 2028                                                       40,131
            219,440 Ser. 02-T18, Class A3, 7s, 2042                                                         238,467
          2,113,968 Ser. 02-T16, Class A2, 7s, 2042                                                       2,297,262
            479,410 Ser. 329, Class 2, IO, 5.5s, 2032                                                        99,627
          4,162,235 Ser. 03-22, IO, 6s, 2033                                                                694,573
         68,646,694 Ser. 02-26, IO, 0.245s, 2048                                                            471,946
            219,500 Federal Home Loan Mortgage Corp. Structured Pass-Through
                    Securities Ser. T-42, Class A5, 7 1/2s, 2042                                            241,851
            225,000 FFCA Secured Lending Corp. Ser. 99-1A, Class C1, 7.59s, 2025                            222,115
          1,805,000 First Union National Bank Commercial Mortgage 144A Ser. 02-C1, IO,
                    1.205s, 2034                                                                            105,248
            342,470 First Union-Lehman Brothers Commercial Mortgage Trust II Ser. 97-C1,
                    Class A2, 7.3s, 2029                                                                    355,031
                    Freddie Mac
             51,426 Ser. 2355, Class WI, IO, 6.5s, 2026                                                         380
            600,846 Ser. 2422, Class IB, IO, 6.5s, 2028                                                      12,205
          1,935,892 Ser. 2579, Class DI, IO, 5.5s, 2023                                                     339,205
            621,900 Ser. 2553, Class IJ, IO, 0.527s, 2020                                                    56,554
                    GMAC Commercial Mortgage Securities, Inc.
            490,000 Ser. 97-C2, Class A2, 6.55s, 2029                                                       520,111
          9,505,221 Ser. 99-C1, Class X, IO, 0.845s, 2033                                                   307,435
                    GMAC Commercial Mortgage Securities, Inc. 144A
            475,000 Ser. 02-C2, Class X2, IO, 1.7s, 2038                                                     34,086
          1,425,000 Ser. 02-C1, Class X2, IO, 1.133s, 2039                                                   76,451
            331,000 IStar Asset Receivables Trust Ser. 02-1A, Class E, 2.573s, 2020                         330,599
                    JP Morgan Chase Commercial Mortgage Securities Corp. 144A
          1,621,600 Ser. 02-C2, Class X2, IO, 1.305s, 2034                                                   91,722
          1,260,000 Ser. 02-C1, Class X2, IO, 1.71s, 2037                                                   100,414
            363,430 JP Morgan Commercial Mortgage Finance Corp. Ser. 00-C9, Class A1,
                    7.59s, 2032                                                                             398,865
            665,745 LB Commercial Conduit Mortgage Trust Ser. 96-C2, Class A, 7.481s, 2026                  702,361
                    LB-UBS Commercial Mortgage Trust
            738,572 Ser. 00-C3, Class A1, 7.95s, 2009                                                       837,238
            581,332 Ser. 00-C4, Class A1, 7.18s, 2009                                                       653,220
          4,293,200 LB-UBS Commercial Mortgage Trust 144A Ser. 02-C4, Class XCP, IO,
                    1.695s, 2035                                                                            339,237
                    Merrill Lynch Mortgage Investors, Inc.
            287,631 Ser. 99-C1, Class A1, 7.37s, 2031                                                       312,135
            337,727 Ser. 97-C1, Class A2, 7.03s, 2029                                                       342,510
          2,070,000 Merrill Lynch Mortgage Trust 144A Ser. 02-MW1, Class XP, IO,
                    1.915s, 2034                                                                            153,067
            389,219 Morgan Stanley Capital I Ser. 98-CF1, Class A1, 6.33s, 2007                             412,207
            122,000 Morgan Stanley Dean Witter Capital I FRN Ser. 2002-NC5,
                    Class B2, 4.57s, 2032                                                                   103,294
          1,404,000 Nomura Asset Securities Corp. Ser. 96-MD5, Class A1B, 7.12s, 2039                     1,550,226
          2,589,893 Prudential Mortgage Capital Funding, LLC 144A IO, 0.117s, 2034                          103,041
          1,000,000 Strategic Hotel Capital, Inc. 144A Ser. 03-1, Class H, 3.441s, 2013                   1,000,000
                    Structured Asset Securities Corp.
            100,000 FRN Ser. 03-AM1, Class B1, 4.81s, 2033                                                   90,500
            123,000 FRN Ser. 02-HF2, Class M3, 3.32s, 2032                                                  104,608
          2,663,182 Ser. 02-HF1, Class A, IO, 6s, 2005                                                      130,000
            448,623 TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A, 7.17s, 2032                   494,131
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $24,545,871)                        $24,547,200

ASSET-BACKED SECURITIES (6.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Ameriquest Mortgage Securities, Inc.
           $122,000 FRN Ser. 02-4, Class M4, 5.055s, 2033                                                  $103,406
            126,000 FRN Ser. 03-1, Class M4, 4.4s, 2033                                                     103,265
            253,000 FRN Ser. 03-2, Class M4, 4.4s, 2033                                                     207,359
            126,000 FRN Ser. 02-C, Class M2, 3.67s, 2032                                                    103,169
                    Amortizing Residential Collateral Trust
            205,000 FRN Ser. 02-BC6, Class M2, 2.52s, 2032                                                  197,977
            122,000 FRN Ser. 02-BC7, Class B3, 3.32s, 2032                                                  103,395
          2,412,455 Ser. 02-BC1, Class A, IO, 6s, 2005                                                      134,378
          2,217,273 Ser. 02-BC3, Class A, IO, 6s, 2005                                                      122,587
          2,331,818 Ser. 02-BC4, Class A, IO, 6s, 2004                                                      103,060
          2,082,273 Ser. 02-BC6, Class A, IO, 6s, 2004                                                      112,232
            266,558 AQ Finance NIM Trust Ser. 03-N1, Class Note, 9.37s, 2033                                266,552
            445,908 AQ Finance NIM Trust 144A Ser. 03-N2, Class Note, 9.3s, 2033                            445,908
                    Asset Backed Funding Certificates
             96,025 Ser. 02-NC1, Class N1, 8.84s, 2032                                                       95,545
             42,000 FRN Ser. 03-WF1, Class M4, 4.57s, 2032                                                   38,153
            137,000 FRN Ser. 03-WF1, Class M3, 4.37s, 2032                                                  137,000
                    Asset Backed Securities Corp. Home Equity Loan Trust
            116,000 FRN Ser. 03-HE1, Class M4, 5.81s, 2033                                                  103,453
            246,000 FRN Ser. 03-HE2, Class M4, 5.15s, 2033                                                  247,648
            188,000 FRN Ser. 02-HE2, Class M2, 2.44s, 2032                                                  182,889
            376,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.27s, 2009                           373,988
                    Bayview Financial Acquisition Trust
            205,000 Ser. 02-CA, Class A, IO, 7.15s, 2004                                                     13,581
         12,254,000 Ser. 03-X, Class A1, IO, 1.52s, 2006                                                    208,701
                    CDC Mortgage Capital Trust
            121,000 FRN Ser. 02-HE3, Class B2, 5.32s, 2033                                                  104,060
          1,202,583 Ser. 02-HE2, Class A, IO, 5.25s, 2005                                                    88,394
            125,000 FRN Ser. 03-HE1, Class B2, 5.07s, 2033                                                  103,863
                    Chase Funding Net Interest Margin
             30,708 Ser. 02-1, Class Note, 8 1/2s, 2035                                                      30,567
            128,256 Ser. 02-2, Class Note, 8 1/2s, 2035                                                     127,768
             16,152 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                     16,073
                    Chase Funding Net Interest Margin 144A
            152,649 Ser. 03-1A, Class Note, 8 3/4s, 2004                                                    152,588
            312,000 Ser. 03-2A, Class Note, 8 3/4s, 2035                                                    310,830
             64,558 Ser. 02-3, Class Note, 8 1/2s, 2035                                                      64,371
                    Conseco Finance Securitizations Corp.
            423,000 Ser. 00-2, Class A4, 8.48s, 2021                                                        447,712
            565,429 Ser. 02-2, Class A, IO, 8.5s, 2033                                                      181,744
                    Conseco Finance Securitizations Corp.
          1,263,167 Ser. 02-C, Class AF, IO, 7.5s, 2032                                                     110,923
            715,982 Ser. 02-C, Class AV, IO, 7.5s, 2032                                                      64,529
                    CS First Boston Mortgage Securities Corp.
            121,000 FRN Ser. 02-3, Class B2, 4.57s, 2033                                                    103,648
            211,000 FRN Ser. 02-1, Class M2, 2.72s, 2032                                                    196,289
            120,000 FRN Ser. 02-2, Class M2, 2.67s, 2032                                                    117,705
          1,275,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2031                           1,150,796
            476,109 Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031                        476,704
             67,000 GSAMP Trust FRN Ser. 03-FM1, Class B3, 5.83s, 2033                                       62,511
             48,917 Home Equity Asset Trust Ser. 02-1N, Class A, 8s, 2032                                    47,694
            312,000 Home Equity Asset Trust 144A Ser. 02-5N, Class A, 8s, 2033                              306,540
            300,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                       272,647
            252,000 Long Beach Asset Holdings Corp. 144A Ser. 03-2, Class N1, 7.627s, 2033                  252,000
          2,700,000 Long Beach Mortgage Loan Trust Ser. 03-1, Class S2, IO, 4.25s, 2004                     129,722
             65,000 Mastr Asset Backed Securities Trust FRN Ser. 03-OPT1, Class MV5,
                    4.82s, 2032                                                                              55,555
            216,000 Merrill Lynch Mortgage Investors, Inc. FRN Ser. 03-WMC1, Class B2,
                    4.32s, 2033                                                                             183,836
                    Morgan Stanley Capital I
          1,200,000 FRN Ser. 03-NC3, Class B3, 5.07s, 2033                                                1,037,524
            107,000 FRN Ser. 02-NC6, Class B2, 5.07s, 2032                                                   96,597
            120,000 Ser. 02-HE3, Class B2, 6s, 2032                                                         102,772
                    Morgan Stanley Dean Witter Capital I
            119,000 FRN Ser. 02-AM3, Class B2, 5.07s, 2033                                                  103,478
            121,000 FRN Ser. 03-NC2, Class B2, 5.07s, 2033                                                  103,704
            124,000 FRN Ser. 03-NC1, Class B2, 4.32s, 2032                                                  103,169
            111,000 FRN Ser. 01-NC3, Class B1, 3.77s, 2031                                                  102,313
            130,000 FRN Ser. 02-AM2, Class B1,  3.57s, 2032                                                 112,140
            111,000 FRN Ser. 01-AM1, Class B1, 3.52s, 2032                                                  103,380
            305,000 FRN Ser. 02-HE1, Class B1, 3.12s, 2032                                                  282,388
            118,000 Option One Mortgage Loan Trust FRN Ser. 03-3, Class M6, 4.83s, 2033                     102,589
            102,900 Option One Mortgage Securities Corp. NIM Trust 144A Ser. 03-2B,
                    Class N1, 7.63s, 2033 (Cayman Islands)                                                  102,900
            250,655 Pass-Through Amortizing Credit Card Trust Ser. 02-1A, Class A3FL,
                    4.32s, 2012                                                                             249,715
          2,844,444 Residential Asset Mortgage Products, Inc. Ser. 02-RZ3, Class A, IO,
                    5.75s, 2005                                                                             194,222
            980,000 Residential Asset Securities Corp. Ser. 02-KS6, Class A, IO, 4.5s, 2005                  39,075
            297,884 Sasco Arc Net Interest Margin Notes 144A Ser. 03-BC2A, Class A,
                    7 3/4s, 2033                                                                            297,018
                    Structured Asset Investment Loan Trust
            108,000 Ser. 03-BC2, Class B, 7s, 2033                                                          103,039
          5,002,000 Ser. 03-BC2, Class A, IO, 6s, 2005                                                      378,805
            114,000 FRN Ser. 03-BC3, Class B, 4.815s, 2033                                                  104,346
            291,000 Ser. 03-BC1, Class M3, 4.305s, 2033                                                     285,395
            188,000 TIAA Commercial Real Estate Securitization FRN Ser. 02-1A, Class III,
                    7.6s, 2037                                                                              204,018
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $13,145,768)                                    $12,771,902

CONVERTIBLE BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
EUR          30,000 Colt Telecommunications Group PLC cv. bonds 2s,
                    2006 (United Kingdom)                                                                   $22,428
EUR         120,000 Colt Telecommunications Group PLC cv. notes 2s,
                    2007 (United Kingdom)                                                                    88,371
USD         100,000 Fiat Finance Lux, Ltd. SA cv. company guaranty 3 1/4s,
                    2007 (Luxembourg)                                                                        94,500
EUR          30,000 Getronics NV cv. sub. bonds 0.25s, 2005 (Netherlands)                                    28,118
EUR          85,000 Getronics NV cv. sub. bonds 0.25s, 2004 (Netherlands)                                    89,674
EUR         135,000 Modern Times Group AB cv. sub. bonds 5 1/2s, 2006 (Sweden)                              134,063
USD          75,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                           68,344
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $498,410)                                      $525,498

COMMON STOCKS  (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            202,065 Contifinancial Corp. Liquidating Trust Units                                             $4,041
              1,167 Jasper Energy 144A (NON)                                                                     73
                113 PSF Group Holdings, Inc. 144A Class A (NON)                                             198,223
                239 York Research Corp. 144A (NON)                                                               15
                                                                                                      -------------
                    Total Common Stocks (cost $515,228 )                                                   $202,352

WARRANTS (--%) (a) (NON) (cost $4,500)                                                    EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                225 Versatel Telecom NV (Netherlands)                                     5/15/08                $1

SHORT-TERM INVESTMENTS  (12.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $25,443,333 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 2.625% and due dates ranging
                    from May 1, 2003 to June 16, 2003 (d)                                               $25,443,333
            655,000 U.S. Treasury Bill zero %, May 8, 2003 (SEG)                                            654,854
                                                                                                      -------------
                    Total Short-Term Investments (cost $26,098,187)                                     $26,098,187
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $220,338,616)                                              $230,596,928
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $213,177,317.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at April 30, 2003, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2003: (as a percentage of Market Value)

          Austria             1.8%
          Canada              5.9
          Denmark             0.8
          Germany            13.2
          Ireland             6.0
          Italy               0.6
          Netherlands         3.1
          New Zealand         4.1
          Spain               0.5
          Sweden              1.9
          United Kingdom      8.0
          United States      41.8
          Other              12.3
                            -----
          Total             100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 2003 (Unaudited)
(aggregate face value $81,870,852)
                                                                   Unrealized
                           Market      Aggregate Face  Delivery   Appreciation/
                           Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $8,643,267      $8,287,407     6/18/03        $355,860
British Pounds          13,103,481      12,906,972     6/18/03         196,509
Canadian Dollars         3,327,615       3,229,738     6/18/03          97,877
Euro                    10,375,785      10,022,537     6/18/03         353,248
Japanese Yen            37,247,435      37,787,776     6/18/03        (540,341)
Korean Won               2,352,891       2,357,124     6/18/03          (4,233)
New Zealand
Dollars                    917,220         918,772     6/18/03          (1,552)
Norwegian Krone          2,494,979       2,445,098     6/18/03          49,881
Swedish Krona              688,384         655,088     6/18/03          33,296
Swiss Francs             3,302,857       3,260,340     6/18/03          42,517
------------------------------------------------------------------------------
                                                                      $583,062
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 2003 (Unaudited)
(aggregate face value $53,985,699)
                                                                   Unrealized
                           Market      Aggregate Face  Delivery   Appreciation/
                           Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
Australian Dollars        $589,641        $561,251     6/18/03        $(28,390)
British Pounds          14,751,810      14,534,653     6/18/03        (217,157)
Canadian Dollars         1,703,249       1,645,575     6/18/03         (57,674)
Danish Krone               673,065         653,684     6/18/03         (19,381)
Euro                     8,277,148       8,029,325     6/18/03        (247,823)
Japanese Yen             3,495,009       3,486,424     6/18/03          (8,585)
New Zealand
Dollars                 12,531,847      12,531,440     6/18/03            (407)
Norwegian Krone          2,130,281       2,066,238     6/18/03         (64,043)
Swedish Krona            1,117,799       1,086,093     6/18/03         (31,706)
Swiss Francs             9,380,204       9,391,016     6/18/03          10,812
------------------------------------------------------------------------------
                                                                     $(664,354)
------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2003 (Unaudited)
                                                                   Unrealized
                           Market      Aggregate Face  Expiration Appreciation/
                           Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
Euro 90 day (Long)      $3,211,813      $3,095,518      Sep-03        $116,295
Euro 90 day
(Short)                  3,210,838       3,116,045      Jun-03         (94,793)
Euro-Bobl 5 yr
(Long)                   6,485,074       6,530,006      Jun-03         (44,932)
Euro-Bund 10 yr
(Short)                  5,508,035       5,467,432      Jun-03         (40,603)
Japanese
Government Bond
10 yr (Long)            13,242,620      13,144,327      Jun-03          98,293
U.S. Treasury Bond
20 yr (Long)             4,105,125       4,044,140      Jun-03          60,985
U.S. Treasury Note
5 yr (Short)             3,640,000       3,622,266      Jun-03         (17,734)
U.S. Treasury Note
10 yr (Short)           29,011,500      28,929,199      Jun-03         (82,301)
------------------------------------------------------------------------------
                                                                       $(4,790)
------------------------------------------------------------------------------
TBA Sale Commitments Outstanding at April 30, 2003 (Unaudited)
(proceeds receivable $6,063,969)
                                         Principal   Settlement        Market
Agency                                    Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 4 1/2s, May
1, 2018                                 $6,000,000     5/19/03      $6,071,250
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Credit Default Contracts Outstanding at April 30, 2003 (Unaudited)
(premiums received $543,117)
                                         Notional          Market
                                           Amount           Value
------------------------------------------------------------------------------
Agreement with
JPMorgan Chase
Bank effective
October 8, 2002,
maturing on
October 2, 2007,
to receive a
premium equal to
4.691% times the
notional amount.
For each credit
default event
related to one of
the 100 issues
within the JECI
100 Float,
10/2/07 Bond
Index, the fund
makes a payment
of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of the defaulted
issue.                                 $2,850,000         $67,735

Agreement with
JPMorgan Chase
Bank effective
July 3, 2002,
maturing on March
28, 2007, to
receive a premium
equal to 4.156%
times the
notional amount.
For each credit
default event
related to one of
the 100 issues
within the JECI
100 Float,
3/28/07 Bond
Index, the fund
makes a payment
of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of the defaulted
issue.                                  3,000,000         100,422

Agreement with
JPMorgan Chase
Bank effective
July 19, 2002,
maturing on March
28, 2007, to
receive a premium
equal to 4.062%
times the
notional amount.
For each credit
default event
related to one of
the 100 issues
within the JECI
100 Float,
3/28/07 Bond
Index, the fund
makes a payment
of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of the defaulted
issue.                                  2,000,000          66,948

Agreement with
JPMorgan Chase
Bank effective
September 27,
2002, maturing on
March 28, 2007,
to receive a
premium equal to
5.218% times the
notional amount.
For each credit
default event
related to one of
the 100 issues
within the JECI
100 Float,
3/28/07 Bond
Index, the fund
makes a payment
of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of the defaulted
issue.                                  3,900,000         130,548
------------------------------------------------------------------------------
                                                         $365,653
------------------------------------------------------------------------------
Swap Contracts Outstanding at April 30, 2003 (Unaudited)
                                                                   Unrealized
                                          Notional   Termination  Appreciation/
                                           Amount       Date    (Depreciation)
------------------------------------------------------------------------------
Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to pay quarterly
the notional
amount multiplied
by the three
month CAD-BA-CDOR
and receive
semiannually the
notional amount
multiplied by
3.5076%.                            CAD 16,802,500     2/14/05        $687,992

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
November 8, 2002
to pay at
maturity the
notional amount
multiplied by the
six month
USD-LIBOR-BBA
plus a specified
spread and
receive (pay) at
maturity the
notional amount
multiplied by the
change in net
asset value of
the ishares GS
InvesTop
Corporate Bond
Fund.                                   $1,516,314     5/13/03          61,771

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to receive
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA and
pay semiannually
the notional
amount multiplied
by 1.59%.                               11,000,000     2/14/05         (56,100)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
September 27,
2002 to receive
semiannually the
notional amount
multiplied by the
six month
JPY-LIBOR-BBA and
pay monthly the
notional amount
multiplied by
0.399%.                            JPY 1,135,000,00    10/1/07         212,847

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated May 31,
2002 to receive
(pay) monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
U.S. Credit Index
and pay monthly
the notional
amount multiplied
by the one month
USD-LIBOR-BBA
adjusted by a
specified spread.                       $5,495,780      6/1/03          75,232
------------------------------------------------------------------------------
                                                                      $981,742
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$220,338,616) (Note 1)                                                         $230,596,928
-------------------------------------------------------------------------------------------
Cash                                                                                260,751
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,459,986) (Note 1)                                       1,526,068
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,819,083
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              869,812
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    6,853,360
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           1,150,695
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           256,076
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       1,037,842
-------------------------------------------------------------------------------------------
Total assets                                                                    245,370,615

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               122,682
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 21,932,460
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          663,457
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        347,921
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           50,867
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        50,951
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            860
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               76,289
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              1,231,987
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            1,169,927
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $543,117) (Note 1)                                                         365,653
-------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $6,063,969)
(Note 1)                                                                          6,071,250
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                             56,100
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               52,894
-------------------------------------------------------------------------------------------
Total liabilities                                                                32,193,298
-------------------------------------------------------------------------------------------
Net assets                                                                     $213,177,317

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $259,010,631
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,524,338
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (57,687,018)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                10,329,366
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $213,177,317

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($130,739,945 divided by 10,625,399 shares)                                          $12.30
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.30)*                              $12.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($40,228,715 divided by 3,279,605 shares)**                                          $12.27
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,904,471 divided by 155,095 shares)**                                             $12.28
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($40,304,186 divided by 3,294,302 shares)                                            $12.23
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.23)*                              $12.64
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                         $4,759,576
-------------------------------------------------------------------------------------------
Dividends                                                                           111,364
-------------------------------------------------------------------------------------------
Total investment income                                                           4,870,940

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    665,654
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      228,141
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     8,697
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,229
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               141,652
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               172,545
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 7,004
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               102,213
-------------------------------------------------------------------------------------------
Other                                                                                92,795
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,423,930
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (6,577)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,417,353
-------------------------------------------------------------------------------------------
Net investment income                                                             3,453,587
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  8,975,215
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        194,440
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,448,505)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (2,096,339)
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                             (255,295)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                        528,293
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts, swap contracts,
credit default contracts and TBA sale commitments during the period               8,179,088
-------------------------------------------------------------------------------------------
Net gain on investments                                                          14,076,897
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $17,530,484
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $3,453,587            $6,183,273
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                   5,369,516              (431,418)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                        8,707,381             5,116,376
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   17,530,484            10,868,231
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                            (2,171,924)           (3,643,051)
-------------------------------------------------------------------------------------------------------
    Class B                                                              (539,681)             (707,597)
-------------------------------------------------------------------------------------------------------
    Class C                                                               (22,744)              (21,828)
-------------------------------------------------------------------------------------------------------
    Class M                                                              (727,246)           (1,900,708)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      25,735,935            15,664,754
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           39,804,824            20,259,801

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   173,372,493           153,112,692
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $1,524,338 and $1,532,346, respectively)                          $213,177,317          $173,372,493
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.39       $10.97       $10.77       $11.91       $12.82       $13.94
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .23          .46          .58          .63          .62          .77
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .91          .43          .23        (1.12)        (.72)        (.95)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.14          .89          .81         (.49)        (.10)        (.18)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.47)        (.16)          --         (.72)        (.47)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.45)        (.65)        (.09)        (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.47)        (.61)        (.65)        (.81)        (.94)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.30       $11.39       $10.97       $10.77       $11.91       $12.82
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.05*        8.35         7.63        (4.24)        (.85)       (1.14)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $130,740      $99,140      $82,093      $91,173     $132,600     $253,611
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .65*        1.29         1.24         1.19         1.21         1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.89*        4.21         5.32         5.57         5.02         5.90
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                102.80*      331.06 (d)   292.73 (d)   301.44       290.27       561.48
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.36       $10.94       $10.74       $11.88       $12.79       $13.90
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .18          .38          .50          .54          .55          .67
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .91          .43          .22        (1.12)        (.74)        (.94)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.09          .81          .72         (.58)        (.19)        (.27)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.39)        (.13)          --         (.64)        (.42)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.39)        (.56)        (.08)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.39)        (.52)        (.56)        (.72)        (.84)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.27       $11.36       $10.94       $10.74       $11.88       $12.79
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.68*        7.60         6.85        (4.98)       (1.58)       (1.87)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $40,229      $29,498      $18,123      $21,293      $30,310      $36,017
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02*        2.04         1.99         1.94         1.96         2.01
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.51*        3.33         4.58         4.83         4.26         5.17
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                102.80*      331.06 (d)   292.73 (d)   301.44       290.27       561.48
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                          For the period
Per-share                             April 30                                         July 26, 1999+
operating performance               (Unaudited)           Year ended October 31        to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.37       $10.96       $10.75       $11.91       $12.05
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .18          .37          .49          .55          .14
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .91          .43          .24        (1.14)        (.10)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.09          .80          .73         (.59)         .04
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.39)        (.13)          --         (.16)
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.39)        (.57)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.39)        (.52)        (.57)        (.18)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.28       $11.37       $10.96       $10.75       $11.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.69*        7.48         6.94        (5.07)         .37*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,904       $1,048         $415         $298          $50
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02*        2.04         1.99         1.94          .53*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.49*        3.22         4.52         4.93         1.29*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                102.80*      331.06 (d)   292.73 (d)   301.44       290.27
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.33       $10.91       $10.72       $11.86       $12.77       $13.89
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .21          .44          .57          .60          .59          .76
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .90          .42          .20        (1.12)        (.72)        (.95)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.11          .86          .77         (.52)        (.13)        (.19)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.44)        (.15)          --         (.69)        (.46)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.43)        (.62)        (.09)        (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.44)        (.58)        (.62)        (.78)        (.93)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.23       $11.33       $10.91       $10.72       $11.86       $12.77
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.87*        8.16         7.31        (4.49)       (1.10)       (1.28)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $40,304      $43,686      $52,481     $107,329     $201,429     $213,868
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .77*        1.54         1.49         1.44         1.46         1.51
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.79*        4.02         5.18         5.31         4.76         5.55
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                102.80*      331.06 (d)   292.73 (d)   301.44       290.27       561.48
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of foreign or U.S. government entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return but only to extent that these are consistent with high current income.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be subject to certain risks associated with international investing such as currency fluctuations, economic instability and political developments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Total return swap contracts The fund may engage in total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

L) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended April 30, 2003, the fund had no borrowings against the line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $64,143,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $5,449,000    October 31, 2003
    24,813,000    October 31, 2006
    21,627,000    October 31, 2007
     7,904,000    October 31, 2008
     1,114,000    October 31, 2009
     3,236,000    October 31, 2010

The aggregate identified cost on a tax basis is $220,356,306, resulting in gross unrealized appreciation and depreciation of $11,860,834 and $1,620,212, respectively, or net unrealized appreciation of $10,240,622.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2003, the fund's expenses were reduced by $6,577 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $829 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $15,831 and $6,005 from the sale of class A and class M shares, respectively, and received $29,269 and $120 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter, received $594 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $176,817,722 and $144,039,889, respectively. Purchases and sales of U.S. government obligations aggregated $18,332,877 and $20,227,907, respectively.

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,713,170         $44,612,817
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               156,199           1,888,130
---------------------------------------------------------------------------
                                             3,869,369          46,500,947

Shares repurchased                          (1,946,951)        (23,222,701)
---------------------------------------------------------------------------
Net increase                                 1,922,418         $23,278,246
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,226,622         $58,921,703
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               265,299           2,908,955
---------------------------------------------------------------------------
                                             5,491,921          61,830,658

Shares repurchased                          (4,271,642)        (47,742,878)
---------------------------------------------------------------------------
Net increase                                 1,220,279         $14,087,780
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,378,354         $16,521,183
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                39,318             466,798
---------------------------------------------------------------------------
                                             1,417,672          16,987,981

Shares repurchased                            (735,702)         (8,725,032)
---------------------------------------------------------------------------
Net increase                                   681,970          $8,262,949
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,662,327         $41,402,642
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                55,775             613,233
---------------------------------------------------------------------------
                                             3,718,102          42,015,875

Shares repurchased                          (2,776,726)        (30,819,441)
---------------------------------------------------------------------------
Net increase                                   941,376         $11,196,434
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    142,777          $1,728,007
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,706              20,299
---------------------------------------------------------------------------
                                               144,483           1,748,306

Shares repurchased                             (81,509)           (964,559)
---------------------------------------------------------------------------
Net increase                                    62,974            $783,747
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    269,900          $3,061,725
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,698              18,309
---------------------------------------------------------------------------
                                               271,598           3,080,034

Shares repurchased                            (217,386)         (2,454,930)
---------------------------------------------------------------------------
Net increase                                    54,212            $625,104
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    305,940          $3,680,306
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,352              27,863
---------------------------------------------------------------------------
                                               308,292           3,708,169

Shares repurchased                            (870,453)        (10,297,176)
---------------------------------------------------------------------------
Net decrease                                  (562,161)        $(6,589,007)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    725,415          $8,042,132
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,205              46,552
---------------------------------------------------------------------------
                                               729,620           8,088,684

Shares repurchased                          (1,681,546)        (18,333,248)
---------------------------------------------------------------------------
Net decrease                                  (951,926)       $(10,244,564)
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +
California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Kevin M. Cronin
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA031-88643  041/220/2MW/906  6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003